UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	09/30/10

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus Strategic
Municipals, Inc.

ANNUAL REPORT September 30, 2010

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
31	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Additional Information
46	Important Tax Information
47	Proxy Results
48	Board Members Information
52	Officers of the Fund
57	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Municipals, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in a number of asset classes. Municipal bonds have been a notable exception, gaining value during the reporting period amid robust demand from investors seeking tax-free income from a relatively scarce supply of securities in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see a sustained improvement in economic growth, but the favorable influences underlying the municipal bond market’s advance could persist for some time to come. A declining supply of newly issued tax-exempt securities, the possibility of higher federal income tax rates and low current yields among comparable-term taxable bonds could continue to support municipal bond prices. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment, as well as your income needs and future investment goals relative to your specific risk profile.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus Strategic Municipals achieved a total return of 9.38% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.574 per share, which reflects a distribution rate of 6.36%.2

Despite a subpar economic recovery and elevated fiscal pressures affecting many state and local governments, municipal bonds generally rallied during the reporting period amid robust demand for a limited supply of securities.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features.When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Supply-and-Demand Factors Supported Municipal Bonds

The U.S. economy has continued to recover from the recession, but the pace of the expansion has been slower than historical averages. In addition, during the spring and summer of 2010, investors responded cautiously to new economic concerns stemming from a sovereign debt crisis in Europe and inflationary pressures in China. Meanwhile, most states have continued to struggle with declining tax revenues and intensifying demand for services. In light of these challenges, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0.00% and 0.25%.

Still, municipal bonds generally gained value during the reporting period as a result of favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market. At the same time, demand for municipal bonds intensified as investors sought shelter from potential income tax increases. Consequently, municipal bonds generally outperformed comparable U.S. government securities.

Security Selection Strategy Boosted Fund Returns

In this environment, the fund benefited from its focus on long-term municipal bonds, where yield differences were relatively steep and the impact of supply-and-demand factors proved particularly favorable.The fund also received positive contributions to relative performance from lower-rated bonds issued to finance health care and airline facilities, as well as municipal securities backed by the states’ settlement of litigation with U.S. tobacco companies.

In light of the subpar economic recovery and tighter credit spreads, we gradually reduced the fund’s exposure to riskier market sectors and the “triple-B” credit-rating tier. Our move toward higher-quality securities included purchases of “single-A” bonds backed by revenues from hospitals and airport facilities.We also increased the fund’s positions in bonds for which the money for early redemption has been set aside in escrow. Although these high-quality bonds produced positive absolute returns during the reporting period, they detracted from relative performance when investors continued to prefer more speculative investments.

Finally, the fund has benefited from continuing to call for partial redemption of its auction rate preferred securities at par value, and in replacing that leverage through the use of tender option bonds. To date, the fund has redeemed and/or called for redemption an aggregate of $49.25 million of its auction rate shares through year end.

Supply-and-Demand Factors May Remain Favorable

Many states have continued to face severe fiscal pressures, but we do not currently expect a return to recessionary conditions. Still, we are aware that higher yielding municipal bonds already have rallied strongly, suggesting to us that the bulk of their gains for the current cycle probably are behind us.Therefore, we have intensified the fund’s focus on higher-quality bonds.

We currently remain optimistic for the longer term. We currently anticipate a more ample supply of newly issued bonds when the Build America Bonds program either ends or is renewed with lower federal subsidies at the end of this year. In the meantime, in our view demand seems likely to stay robust if investors grow increasingly concerned regarding potential income tax increases.

October 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until
November 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

SELECTED INFORMATION

September 30, 2010 (Unaudited)

Market Price per share September 30, 2010	$9.02
Shares Outstanding September 30, 2010	61,111,892
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended September 30, 2010
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
High	$8.10	$8.72	$8.60	$9.21
Low	7.40	8.10	8.30	8.39
Close	8.07	8.50	8.57	9.02

PERCENTAGE GAIN (LOSS) based on change in Market Price*
September 23, 1987 (commencement of operations)
through September 30, 2010	354.11%
October 1, 2000 through September 30, 2010	103.80
October 1, 2005 through September 30, 2010	39.15
October 1, 2009 through September 30, 2010	22.13
January 1, 2010 through September 30, 2010	17.76
April 1, 2010 through September 30, 2010	9.87
July 1, 2010 through September 30, 2010	7.08

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$9.32
September 30, 2009	8.47
December 31, 2009	8.26
March 31, 2010	8.30
June 30, 2010	8.37
September 30, 2010	8.65

PERCENTAGE GAIN based on change in Net Asset Value*
September 23, 1987 (commencement of operations)
through September 30, 2009	367.22%
October 1, 2000 through September 30, 2010	78.61
October 1, 2005 through September 30, 2010	26.19
October 1, 2009 through September 30, 2010	9.38
January 1, 2010 through September 30, 2010	10.33
April 1, 2010 through September 30, 2010	7.91
July 1, 2010 through September 30, 2010	5.15

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—149.8%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—6.2%
Arizona Housing Finance Authority,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.55	12/1/41	5,565,000		5,836,015
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River
Project Electric System Revenue)	5.00	1/1/38	17,210,000	[a,b]	18,411,602
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/38	5,000,000		5,298,100
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,410,000		3,375,627
California—18.8%
Beverly Hills Unified School
District, GO	0.00	8/1/30	10,850,000	[c]	4,129,293
California,
GO (Various Purpose)	5.75	4/1/31	10,800,000		11,933,784
California,
GO (Various Purpose)	6.50	4/1/33	10,000,000		11,775,100
California,
GO (Various Purpose)	6.00	11/1/35	7,500,000		8,405,400
California Statewide Communities
Development Authority, Revenue
(Bentley School)	7.00	7/1/40	2,090,000		1,805,614
California Statewide Communities
Development Authority, Revenue
(Bentley School)	0.00	7/1/50	6,225,000	[c]	175,607
California Statewide Communities
Development Authority, Revenue
(Daughters of Charity
Health System)	5.25	7/1/30	3,000,000		2,793,840
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.00	7/1/39	5,000,000		4,210,750

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	2,500,000	2,627,200
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	4,975,000	4,456,306
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	12,275,000	9,690,621
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.80	6/1/13	8,100,000 [d]	9,628,389
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.90	6/1/13	2,000,000 [d]	2,382,440
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	6,250,000	6,853,063
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000	2,727,850
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/29	5,000,000	5,581,350
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	7,300,000	5,654,872

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	3,500,000	3,971,660
Colorado—2.6%
Arkansas River Power Authority,
Power Improvement Revenue
(Insured; XLCA)	5.25	10/1/40	3,975,000	3,936,442
Beacon Point Metropolitan
District, GO	6.25	12/1/35	2,000,000	1,884,080
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	3,500,000	4,248,825
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	1,120,000	1,211,728
Southlands Metropolitan District
Number 1, GO (Prerefunded)	7.13	12/1/14	2,000,000 [d]	2,493,040
Florida—6.6%
Clearwater,
Water and Sewer Revenue	5.25	12/1/39	5,000,000	5,392,300
Greater Orlando Aviation Authority,
Airport Facilities Revenue	6.25	10/1/20	8,000,000	9,470,560
Miami-Dade County,
Aviation Revenue	5.00	10/1/41	6,500,000	6,553,495
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	6,000,000	6,558,900
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	6.00	8/1/45	6,500,000	6,728,800
Georgia—7.6%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	6,000,000	6,845,040

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	6,000,000	6,401,520
Brooks County Development
Authority, Senior Health and
Housing Facilities Revenue
(Presbyterian Home, Quitman, Inc.)
(Collateralized; GNMA)	5.70	1/20/39	4,445,000	4,715,834
DeKalb County Hospital Authority,
RAC (DeKalb Medical
Center, Inc. Project)	6.13	9/1/40	7,765,000	8,053,703
Fulton County Development
Authority, Revenue (Georgia
Tech North Avenue Apartments
Project) (Insured; XLCA)	5.00	6/1/32	2,500,000	2,632,975
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	6,000,000	6,477,660
Milledgeville-Baldwin County
Development Authority,
Revenue (Georgia College
and State Foundation)	6.00	9/1/13	2,090,000	2,412,696
Milledgeville-Baldwin County
Development Authority, Revenue
(Georgia College and State
Foundation) (Prerefunded)	6.00	9/1/14	2,000,000 [d]	2,419,100
Hawaii—2.7%
Hawaii,
Airports System Revenue	5.25	7/1/26	3,500,000	3,928,365
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.75	7/1/40	8,965,000	9,372,549
Hawaii Department of
Transportation, Special
Facility Revenue (Caterair
International Corporation)	10.13	12/1/10	900,000	896,877

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Idaho—1.0%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	5,000,000	5,033,950
Illinois—1.4%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.55	4/1/33	1,695,000	1,808,345
Metropolitan Pier and Exposition
Authority, State Tax Revenue
(McCormick Place Expansion
Project) (Insured; National
Public Finance Guarantee Corp.)	5.25	6/15/42	5,325,000	5,398,964
Indiana—2.2%
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport Authority
Project) (Insured; AMBAC)	5.00	1/1/36	7,500,000	7,357,050
Petersburg,
SWDR (Indianapolis Power and
Light Company Project)	6.38	11/1/29	4,150,000	4,262,175
Iowa—.3%
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	2,000,000	1,706,860
Kansas—1.7%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	6.45	12/1/33	4,745,000	5,058,455
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA
and GNMA)	5.70	12/1/35	1,395,000	1,463,787
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and
GNMA) (Prerefunded)	6.30	12/1/10	2,490,000 [d]	2,532,679

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kentucky—1.9%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	2,000,000	2,085,700
Louisville/Jefferson County
Metro Government, Health
Facilities Revenue (Jewish
Hospital and Saint Mary’s
HealthCare, Inc. Project)	6.13	2/1/37	2,300,000	2,467,302
Paducah Electric Plant Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	10/1/35	5,000,000	5,370,300
Louisiana—1.7%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	2,979,000	1,624,747
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	7,000,000	7,396,830
Maine—.5%
Maine Housing Authority,
Mortgage Purchase Bonds	5.30	11/15/23	2,825,000	2,861,443
Maryland—2.0%
Maryland Community
Development Administration,
Department of Housing and
Community Development,
Residential Revenue	5.75	9/1/37	1,970,000	2,073,248
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,500,000	1,575,915
Maryland Economic Development
Corporation, Senior
Student Housing Revenue
(University of Maryland,
Baltimore Project)	5.75	10/1/33	4,590,000	3,334,635

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	6.50	6/1/13	3,000,000	[d]	3,469,920
Massachusetts—6.0%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue))	5.00	7/1/38	13,110,000	[a,b]	14,221,335
Massachusetts Health and
Educational Facilities Authority,
Revenue (Civic Investments
Issue) (Prerefunded)	9.00	12/15/12	1,500,000	[d]	1,739,850
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	185,000		189,146
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	5,500,000		6,134,755
Massachusetts Housing Finance
Agency, Rental Housing Mortgage
Revenue (Insured; AMBAC)	5.50	7/1/40	4,000,000		3,542,640
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.60	12/1/19	6,000,000		6,034,500
Michigan—10.9%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,580,000		2,193,619
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	2,500,000		3,016,225

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	5,700,000	7,006,554
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	6,930,000	7,010,873
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,930,000	2,874,154
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	3,000,000	2,979,600
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.63	11/15/29	5,000,000	5,282,700
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	3,000,000	3,029,940
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	11,800,000	10,966,566
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	8.25	9/1/39	5,500,000	6,672,875
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	7,000,000	6,701,380
Minnesota—3.8%
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.15	12/1/38	1,849,882	1,939,490

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	1,922,754	2,045,868
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	11/15/38	5,000,000	5,749,150
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.25	10/1/47	5,265,000	5,323,494
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/26	5,000,000	5,142,050
Mississippi—3.6%
Clairborne County,
PCR (System Energy
Resources, Inc. Project)	6.20	2/1/26	4,545,000	4,548,363
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	14,310,000	14,311,145
Missouri—1.6%
Missouri Development Finance Board,
Infrastructure Facilities Revenue
(Branson Landing Project)	5.38	12/1/27	2,000,000	2,018,360
Missouri Development Finance
Board, Infrastructure Facilities
Revenue (Branson Landing Project)	5.50	12/1/32	4,500,000	4,535,280
Missouri Development Finance
Board, Infrastructure Facilities
Revenue (Independence,
Crackerneck Creek Project)	5.00	3/1/28	2,000,000	2,028,340
Montana—.1%
Montana Board of Housing,
SFMR	6.45	6/1/29	685,000	696,994

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nevada—2.3%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	6,800,000	6,801,428
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	5,000,000	5,260,650
New Hampshire—2.7%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire)
(Insured; AMBAC)	6.00	5/1/21	7,000,000	7,077,350
New Hampshire Health and
Educational Facilities
Authority, Revenue
(Exeter Project)	6.00	10/1/24	1,000,000	1,028,480
New Hampshire Health and
Educational Facilities
Authority, Revenue
(Exeter Project)	5.75	10/1/31	1,000,000	1,022,280
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,000,000	5,010,100
New Jersey—3.3%
New Jersey Economic
Development Authority,
Cigarette Tax Revenue	5.75	6/15/34	5,500,000	5,457,265
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	5,000,000	5,432,200
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	5,640,000 [d]	6,582,613
New Mexico—2.6%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	7,000,000	7,292,460

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Mexico (continued)
New Mexico Hospital Equipment
Loan Council, Hospital System
Revenue (Presbyterian
Healthcare Services)	5.00	8/1/39	5,500,000	5,710,540
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	865,000	933,837
New York—7.9%
Barclays Capital Municipal Trust
Receipts (New York City
Municipal Water Finance
Authority, Water and
Sewer System General
Resolution Revenue)	5.00	6/15/39	20,000,000 [a,b]	21,571,800
New York City Industrial
Development Agency,
Liberty Revenue (7 World
Trade Center Project)	6.25	3/1/15	3,275,000	3,285,677
New York City Industrial
Development Agency,
PILOT Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	5,000,000	5,916,250
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue Bonds
(State Contingency Contract
Secured) (Insured; AMBAC)	5.25	6/1/21	5,000,000	5,417,250
Triborough Bridge and Tunnel
Authority, Revenue	5.25	11/15/30	5,220,000	5,670,277
North Carolina—.5%
North Carolina Housing Finance
Agency, Home Ownership Revenue	5.88	7/1/31	2,810,000	2,812,473
Ohio—3.2%
Buckeye Tobacco Settlement
Financing Authority,
Tobacco Settlement
Asset-Backed Bonds	5.88	6/1/30	3,000,000	2,426,160

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Canal Winchester Local School
District, School Facilities
Construction and Improvement
and Advance Refunding Bonds
(GO—Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/29	3,955,000	[c]	1,652,715
Canal Winchester Local School
District, School Facilities
Construction and Improvement
and Advance Refunding Bonds
(GO—Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/31	3,955,000	[c]	1,438,829
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	5,900,000		6,441,679
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	3,000,000	[b]	2,280,810
Toledo Lucas County Port
Authority, Airport Revenue
(Baxter Global Project)	6.25	11/1/13	2,600,000		2,504,814
Oklahoma—.1%
Oklahoma Housing Finance Agency,
SFMR (Homeownership
Loan Program)	7.55	9/1/28	340,000		345,824
Oregon—1.3%
Multnomah County Hospital
Facilities Authority, Revenue
(Adventist Health System/West)	5.13	9/1/40	3,500,000		3,627,890
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue
(Pelton Round Butte Project)	6.38	11/1/33	3,300,000		3,439,194
Pennsylvania—1.4%
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.25	6/1/39	5,000,000		5,283,350

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Philadelphia Authority for
Industrial Development,
Revenue (Please Touch
Museum Project)	5.25	9/1/31	2,500,000		2,306,050
Rhode Island—1.1%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)
(Insured; Assured Guaranty
Municipal Corp.)	7.00	5/15/39	5,000,000		5,920,800
South Carolina—4.2%
Barclays Capital Municipal Trust
Receipts (Columbia, Waterworks
and Sewer System Revenue)	5.00	2/1/40	10,000,000	[a,b]	10,914,700
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	10,000,000		11,152,800
Tennessee—3.5%
Barclays Capital Municipal Trust
Receipts (Rutherford County
Health and Educational Facilities
Board, Revenue (Ascension Health
Senior Credit Group))	5.00	11/15/40	10,000,000	[a,b]	10,500,100
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue
(The Vanderbilt University)	5.50	10/1/34	7,000,000		7,977,410
Texas—12.9%
Barclays Capital Municipal Trust
Receipts (Leander Independent
School District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program))	5.00	8/15/40	8,510,000	[a,b]	9,255,944
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue (Insured; National
Public Finance Guarantee Corp.)	6.25	11/1/28	3,000,000		3,011,160

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Dallas Area Rapid Transit,
Senior Lien Sales Tax Revenue	5.25	12/1/48	10,000,000		10,724,200
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	2,000,000		2,317,500
Houston,
Combined Utility System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	11/15/36	5,000,000		5,860,450
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	10,300,000		11,393,654
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,500,000		5,861,460
Sabine River Authority,
PCR (TXU Electric
Company Project)	6.45	6/1/21	11,300,000		4,993,583
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.75	10/1/21	6,000,000		6,182,700
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	12.98	7/2/24	650,000	[e]	796,536
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	7,100,000		7,256,839
Vermont—.1%
Vermont Housing Finance Agency,
SFHR (Insured; Assured
Guaranty Municipal Corp.)	6.40	11/1/30	515,000		525,764
Virginia—2.0%
Barclays Capital Municipal Trust
Receipts (Virginia Small
Business Financing Authority,
Health Care Facilities
Revenue (Sentara Healthcare))	5.00	11/1/40	10,000,000	[a,b]	10,609,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—4.7%
Barclays Capital Municipal Trust
Receipts (King County, Limited
Tax GO (Payable from
Sewer Revenues))	5.13	1/1/33	10,000,000 [a,b]	10,980,300
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	6,000,000	6,624,000
Washington Higher Education
Facilities Authority, Revenue
(Seattle University Project)
(Insured; AMBAC)	5.25	11/1/37	4,210,000	4,402,187
Washington Housing Finance
Commission, Revenue
(Single-Family Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.15	6/1/37	3,000,000	3,081,900
West Virginia—.8%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	2,000,000	2,022,020
West Virginia Water
Development Authority,
Water Development
Revenue (Insured; AMBAC)	6.38	7/1/39	2,250,000	2,274,750
Wisconsin—5.0%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.00	6/1/12	12,995,000 [d]	14,383,126
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	6.13	6/1/12	6,860,000 [d]	7,338,073
Madison,
IDR (Madison Gas and Electric
Company Projects)	5.88	10/1/34	2,390,000	2,424,583

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	2,000,000	2,064,080
Wyoming—1.0%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/33	2,360,000	2,534,687
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.38	1/1/42	2,750,000	2,902,515
U.S. Related—6.0%
Government of Guam,
LOR (Section 30)	5.75	12/1/34	2,000,000	2,106,080
Guam Housing Corporation,
SFMR (Guaranteed
Mortgage-Backed Securities
Program) (Collateralized; FHLMC)	5.75	9/1/31	965,000	1,097,572
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	2,000,000	2,105,460
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	3,500,000	3,794,385
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	2,500,000	2,614,350
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/38	5,000,000	5,319,800
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	2,500,000	2,651,400
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	11,000,000	12,208,240
Total Long-Term Municipal Investments
(cost $751,220,879)				791,391,276

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.3%	Rate (%)	Date	Amount ($)		Value ($)
California—.2%
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement
System and Citibank NA)	0.28	10/1/10	1,000,000	[f]	1,000,000
New York—.1%
New York City,
GO Notes (LOC; Bank of America)	0.30	10/1/10	800,000	[f]	800,000
Total Short-Term Municipal Investments
(cost $1,800,000)					1,800,000

Total Investments (cost $753,020,879)			150.1%		793,191,276
Liabilities, Less Cash and Receivables			(5.5%)		(28,834,054)
Preferred Stock, at redemption value			(44.6%)		(235,750,000)
Net Assets Applicable to Common Shareholders			100.0%		528,607,222

a Collateral for floating rate borrowings.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2010, these securities had a market value of $108,745,991 or 20.6% of net assets applicable to Common Shareholders.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Inverse floater security—the interest rate is subject to change periodically.
f Variable rate demand note—rate shown is the interest rate in effect at September 30, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	29.0
AA		Aa		AA	18.9
A		A		A	25.6
BBB		Baa		BBB	17.0
BB		Ba		BB	2.7
B		B		B	1.1
F1		MIG1/P1		SP1/A1	.3
Not Rated[g]		Not Rated[g]		Not Rated[g]	5.4
					100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	753,020,879	793,191,276
Receivable for investment securities sold		18,028,877
Interest receivable		13,382,207
Prepaid expenses		40,416
		824,642,776
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		462,116
Cash overdraft due to Custodian		2,615,546
Payable for floating rate notes issued—Note 3		49,415,000
Payable for investment securities purchased		7,406,250
Interest and expense payable related to
floating rate notes issued—Note 3		180,961
Commissions payable		30,414
Dividends payable to Preferred Shareholders		9,813
Accrued expenses		165,454
		60,285,554
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (9,430 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		235,750,000
Net Assets applicable to Common Shareholders ($)		528,607,222
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(61,111,892 shares issued and outstanding)		61,112
Paid-in capital		576,080,868
Accumulated undistributed investment income—net		9,470,839
Accumulated net realized gain (loss) on investments		(97,175,994)
Accumulated net unrealized appreciation
(depreciation) on investments		40,170,397
Net Assets applicable to Common Shareholders ($)		528,607,222
Shares Outstanding
(500 million shares authorized)		61,111,892
Net Asset Value, per share of Common Stock ($)		8.65
See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Interest Income	44,161,486
Expenses:
Management fee—Note 2(a)	5,804,160
Commission fees—Note 1	440,850
Interest and expense related to floating rate notes issued—Note 3	262,809
Custodian fees—Note 2(b)	141,583
Shareholder servicing costs—Note 2(b)	108,724
Shareholders’ report	82,974
Professional fees	79,700
Directors’ fees and expenses—Note 2(c)	74,094
Registration fees	35,845
Miscellaneous	80,847
Total Expenses	7,111,586
Less—reduction in management fee due to undertaking—Note 2(a)	(773,888)
Net Expenses	6,337,698
Investment Income—Net	37,823,788
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(7,762,407)
Net unrealized appreciation (depreciation) on investments	16,873,724
Net Realized and Unrealized Gain (Loss) on Investments	9,111,317
Dividends to Preferred Shareholders	(1,068,111)
Net Increase in Net Assets Resulting from Operations	45,866,994
See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009
Operations ($):
Investment income—net	37,823,788	40,898,461
Net realized gain (loss) on investments	(7,762,407)	(33,619,710)
Net unrealized appreciation
(depreciation) on investments	16,873,724	63,210,009
Dividends to Preferred Shareholders	(1,068,111)	(3,662,757)
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,866,994	66,826,003
Dividends to Common Shareholders from ($):
Investment income—net	(34,940,680)	(30,626,523)
Capital Stock Transactions ($):
Dividends reinvested	2,894,956	—
Total Increase (Decrease) in Net Assets	13,821,270	36,199,480
Net Assets ($):
Beginning of Period	514,785,952	478,586,472
End of Period	528,607,222	514,785,952
Undistributed investment income—net	9,470,839	7,856,058
Capital Share Transactions (Shares):
Increase in Shares Outstanding
as a Result of Dividends Reinvested	344,971	—
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	8.47	7.88	9.12	9.46	9.38
Investment Operations:
Investment income—net[a]	.62	.67	.68	.69	.66
Net realized and unrealized
gain (loss) on investments	.15	.48	(1.25)	(.36)	.09
Dividends to Preferred Shareholders
from investment income—net	(.02)	(.06)	(.17)	(.17)	(.15)
Total from Investment Operations	.75	1.09	(.74)	.16	.60
Distributions to Common Shareholders:
Dividends from investment income—net	(.57)	(.50)	(.50)	(.50)	(.52)
Net asset value, end of period	8.65	8.47	7.88	9.12	9.46
Market value, end of period	9.02	7.91	6.75	8.74	9.18
Total Return (%)[b]	22.13	26.05	(18.00)	.46	9.74

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
	2010	2009	2008	2007	2006
Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock[c]	1.40	1.50	1.58	1.63	1.55
Ratio of net expenses to average net
assets applicable to Common Stock[c]	1.24	1.34	1.42	1.48	1.40
Ratio of interest and expense related
to floating rate notes issued to average
net assets applicable to Common Stock[c]	.05	—	.17	.28	.18
Ratio of net investment income to average
net assets applicable to Common Stock[c]	7.43	9.09	7.79	7.38	7.15
Ratio of total expenses
to total average net assets	.92	.92	1.03	1.09	1.03
Ratio of net expenses
to total average net assets	.82	.82	.92	.99	.93
Ratio of interest and expense related to
floating rate notes issued
to total average net assets	.03	—	.11	.19	.12
Ratio of net investment income
to total average net assets	4.89	5.57	5.07	4.92	4.75
Portfolio Turnover Rate	24.41	28.72	48.60	34.75	31.44
Asset coverage of Preferred Stock,
end of period	324	281	268	294	301
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	528,607	514,786	478,586	553,598	573,391
Preferred Stock outstanding,
end of period ($ x 1,000)	235,750	285,000	285,000	285,000	285,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 1,886 shares of Series M, Series T, Series W, Series TH and Series F for a total of 9,430 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liq-uidation).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

On November 9, 2009, the Board of Directors authorized the fund to redeem up to 25% of the fund’s APS, subject to market, regulatory and other conditions and factors.

During the period ended September 30, 2010, the fund announced the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
M	92	2,300,000	March 9, 2010
T	92	2,300,000	March 10, 2010
W	92	2,300,000	March 11, 2010
TH	92	2,300,000	March 12, 2010
F	92	2,300,000	March 8, 2010
M	68	1,700,000	March 30, 2010
T	68	1,700,000	March 31, 2010
W	68	1,700,000	April 1, 2010
TH	68	1,700,000	April 5, 2010
F	68	1,700,000	March 29, 2010
M	154	3,850,000	April 27, 2010
T	154	3,850,000	April 28, 2010
W	154	3,850,000	April 29, 2010
TH	154	3,850,000	April 30, 2010
F	154	3,850,000	April 26, 2010
M	40	1,000,000	July 27, 2010
T	40	1,000,000	July 28, 2010
W	40	1,000,000	July 29, 2010
TH	40	1,000,000	July 30, 2010
F	40	1,000,000	July 26, 2010
M	40	1,000,000	August 31, 2010
T	40	1,000,000	September 1, 2010
W	40	1,000,000	September 2, 2010
TH	40	1,000,000	September 3, 2010
F	40	1,000,000	August 30, 2010
Total	1,970	49,250,000

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recog-

nized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	793,191,276	—	793,191,276

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more fre-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

quent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 29, 2010, the Board of Directors declared a cash dividend of $.049 per share from investment income-net, payable on October 29, 2010 to Common Shareholders of record as of the close of business on October 15, 2010.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2010, for each Series of APS were as follows: Series M-0.427%, Series T-0.427%, Series W-0.427%, Series TH-0.457% and Series F-0.457%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2010 for each Series of APS were as follows: Series M-0.41%, Series T-0.40%, Series W-0.40%, Series TH-0.40% and Series F-0.41%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $10,178,923, accumulated capital losses $89,521,056 and unrealized appreciation $40,430,907. In addition, the fund had $7,915,448 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $19,582,677 of the carryover expires in fiscal 2011, $27,258,106 expires in fiscal 2012, $264,789 expires in fiscal 2016, $9,875,465 expires in fiscal 2017 and $32,540,019 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: tax exempt income $35,831,855 and $34,279,700 and ordinary income $176,936 and $9,580, respectively.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $200,216, decreased net realized gain (loss) on investments by $4,135 and increased paid-in capital by $204,351. Net assets and net asset value per share were not affected by this reclassification.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average value of the fund’s net assets. The Manager has currently undertaken for the period from October 1, 2009 through May 31, 2011, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in management fee, pursuant to the undertaking, amounted to $773,888 during the period ended September 30, 2010.

(b) The fund compensates BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $108,724 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2010, the fund was charged $141,583 pursuant to the custody agreement.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $470,597, custodian fees $22,416, chief compliance officer fees $1,783 and transfer agency per account fees $29,400 which are offset against an expense reimbursement currently in effect in the amount of $62,080.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2010, amounted to $190,338,680 and $239,565,089, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2010, was approximately $27,363,800, with a related weighted average annualized interest rate of .96%.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended September 30, 2010.

At September 30, 2010, the cost of investments for federal income tax purposes was $703,345,369; accordingly, accumulated net unrealized appreciation on investments was $40,430,907, consisting of $52,460,999 gross unrealized appreciation and $12,030,092 gross unrealized depreciation.

NOTE 4—Subsequent Events:

On October 29, 2010, the fund announced the following redemptions of APS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Shares	Amount	Redemption
Series	Redeemed	Redeemed ($)	Date
M	56	1,400,000	November 16, 2010
T	56	1,400,000	November 17, 2010
W	56	1,400,000	November 18, 2010
TH	56	1,400,000	November 19, 2010
F	56	1,400,000	November 15, 2010
Total	280	7,000,000

On November 22, 2010, the Board of Directors declared a cash dividend of $0.049 per share from investment income-net, payable to Common Shareholders of record as of the close of business on December 10, 2010.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2010

The Fund 41

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by BNY Mellon Shareowner Services, as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, Shareholder Investment Plan, P.O. Box 358035, Pittsburgh, PA 15252-8035, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15.Any vol-

untary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments.A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested.A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned

The Fund 43

ADDITIONAL INFORMATION (Unaudited) (continued)

in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund has issued Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. During the fiscal year ended September 30, 2010, the fund redeemed $49,250,000 of its outstanding Preferred Stock, the leverage that had been provided by the redeemed Preferred Stock was replaced through the purchase of tax-exempt tender option bonds. Subsequent to the reporting period, in November 2010, the fund redeemed an additional $7,000,000 of outstanding Preferred Stock, replacing the leverage of the redeemed Preferred Stock through the purchase of tax-exempt tender option bonds. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or tender option bonds, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2010, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund’s portfolio.

Certifications

The fund’s then-current chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of July 19, 2010, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

The Fund 45

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $176,936 that is being designated as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed in early 2011.

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 17, 2010.

		Shares
	For		Authority Withheld
To elect four Class I Directors:†
Joseph S. DiMartino	50,987,590		1,616,403
William Hodding Carter III	50,823,639		1,780,354
Joni Evans	50,896,443		1,707,550
Richard C. Leone	50,973,467		1,630,526

†	The terms of these Class I Directors expire in 2013.

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited) (continued)

The Fund 51

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

A. PAUL DISDIER, Executive Vice
President since March 2000.

Executive Vice President of the Fund, Director of the Manager’s Municipal Securities Group, and an officer of 2 other investment companies (comprised of 2 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 55

NOTES

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

The Net AssetValue appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End
Bond Funds” every Monday.
Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,830 in 2009 and $37,830 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,352       in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,782 in 2009 and $3,588 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $206 in 2009 and $667 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,619,110 in 2009 and $29,311,662 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, David W. Burke, Hodding Carter III, Joni Evans, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack and John E. Zuccotti of applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 29, 2010, the date of the filing of this report:

          James Welch manages the Registrant.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are James Welch, Joseph P. Darcy, Christine Todd, Steven Harvey, Thomas Casey and Daniel Marques.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive).  Each Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund.  Funding for Standish Mellon Asset Management Company LLC (SMAM) Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company performance.  Therefore, all bonus awards are based initially on SMAM's performance.  The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan.  Annual awards are granted in March, for the prior calendar year.  Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year.  Goals are to a substantial degree based on investment performance, including performance for one and three year periods.  Also considered in determining individual awards are team participation and general contributions to SMAM.

All portfolio managers are also eligible to participate in the SMAM Long Term Incentive Plan.  This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of SMAM (capped at 20% per year).   Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
James Welch	10	$6.05 billion	0	0	20	$525.3 million

None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
James Welch	Dreyfus Strategic Municipals, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 22, 2010

By: /s/ James Windels
James Windels, Treasurer
Date: November 22, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)